FUNDAMENTAL FIXED INCOME FUND
                      U.S. GOVERNMENT STRATEGIC INCOME FUND

Dear Fellow Shareholder:

    Financial assets scored remarkable gains in 1995. For example, the Dow Jones Industrial Average ended the year above 5,000 for a gain of about 33%. The Treasury bellweather thirty year "long" bond ended 1995 with a yield less than 6%, and the Bond Buyer lndex of forty actively traded municipal bonds registered a 15% rise.

    A plethora of favorable developments was behind these gains. The economic fundamentals of modest growth and low inflation not only remained in tact, but actually began to be thought of as an enduring phenomenon. Rhetoric flowing from the White House and Congress seemed to indicate that genuine progress could be made toward erasing the federal budget deficit. Finally, the Federal Reserve began to reverse its tightfisted policy of 1994 by modestly reducing short term interest rates, for the first time in July, and then again in December. Saving and investment seemed to become fashionable again, as wage earners poured record sums into IRA and 401K retirement plans.

    Importantly, unlike 1993 when the Federal Reserve actively lowered interest rates to stimulate business activity, the Fed pursued a different strategy in 1995. Indeed, throughout the year the Central Bank was being accused of being too stringent rather than too lenient. The upshot was that market interest rates fell faster than the Federal Reserve cut rates, such that the spread between short and long term interest rates narrowed dramatically throughout the year.

    This is important for 1996 in two respects. First, the narrowness of the interest rate spread discourages speculation and leverage. Second, since the spread itself is a reflection of a stringent monetary policy, it is highly unlikely that either economic activity or inflation will get off the ground. Indeed, while the economy may well skirt a recession in 1996, the downside risks to the economy seem greater than the upside potential.

    Thus, in our view, the credit easing that began in 1995 is likely to continue in 1996. As a result, interest rates are likely to continue to trend down while bond prices trend up. Unlike 1995, though, we would expect short term interest rates to begin falling somewhat faster than long term rates in 1996.

    Investors in the US Government Strategic Income Fund earned a 15.43% total return for 1995. This placed the Fund in the top 3% in its class as ranked by Lipper Analytical Services. In addition, the Fund's yield consistently exceeded 7% in the second half of the year, ranking it first among its peers according to Lipper. The fund provided investors with a yield significantly above that of the benchmark Treasury long bond.

    The composition of the Fund's portfolio changed in 1995. The purpose was to reduce volatility and increase yield. To this end all holdings of inverse floating rate bonds were replaced with higher coupon fixed rate and two tiered floating rate obligations. These will maintain high fixed coupon rates as long as Federal Reserve policy does not swing significantly toward restraint.

    In addition, because we were and for that matter still are conservative on the interest rate outlook, the Fund's duration was consistently maintained at between 2.5 and 3 years. With this duration, the Fund's Net Asset Value was able to rise somewhat as bond prices appreciated. As we entered 1996, duration was still generally being maintained close to but never exceeding, three years, as we believe the Federal Reserve will continue lowering interest rates.

    While the Fund will always incur interest rate risk, credit and currency risk has effectively been eliminated by our strategy of only investing in US Government and US Government Agency securities. Nonetheless, the issue of a credit default by the US Government has recently arisen as the Congress has at various times objected to an increase in the federal debt ceiling.

    In our view, this is just part of the political gamesmanship that is being played in Washington as negotiations over a plan to balance the federal budget move into the home stretch. In fact, the prospect of a US Government default is absolutely preposterous, and in the end no elected official will allow such an event to occur.

    Thus, the Fund will continue to invest in US Government obligations, and we feel confident that continued strong returns and a high current yield can be maintained. Our hedging operation proved successful in 1995. We believe as the spread between short and long term interest rates begins to widen in 1996, the success of our past hedging strategy will be repeated.

    Of course, interest rates and bond prices will always fluctuate, so investors are urged to undertake an investment program over time rather than in one lump sum. Meanwhile, we thank you for your continued trust, and we look forward to continuing to serve you in the future.

Sincerely,



Dr. Vincent J. Malanga
President

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(chart material)

               The Fundamental
               U.S. Government
            Strategic Income Fund

         Average Annual Total Return
              Ended on 12/31/95

                      Since Inception
        1 Year           (2/18/92)

        15.43%             0.12%

13.0
12.5
12.0
11.5
11.0
10.5
10.0
 9.5
 9.0
 8.5
 8.0
 7.5
 7.0
 6.5
 6.0
 5.5
 5.0
 4.5
 4.0
 3.5
 3.0
 2.5
 2.0
 1.5
 1.0
 0.5
   0

Thousands ($)

$12,455
Lehman Brothers
1-3 Year Government
Bond Index*

$11,055
Consumer
Price Index

$10,045
Fundamental U.S.
Government
Strategic Income
Fund



2/18/92         12/31/92        12/31/93        12/31/94        12/31/95

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in The Fundamental U.S. Government Strategic Income Fund on 2/18/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 1-3 Year Government Bond Index on that date. For comparative purposes the value of the Index on 2/24/92 is used as the beginning value on 2/18/92. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in U.S. Government securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark for the short-term, U.S. Government bond market calculated by using bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Funds Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(left column)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS
  Investment in securities, at value (cost
    $19,364,775) (Notes 5 and 6) .........                          $22,828,137
  Interest receivable ....................                              110,989
                                                                    -----------
        Total assets .....................                           22,939,126
                                                                    -----------
LIABILITIES
  Notes payable ..........................                               63,000
  Options written at value (premiums
    received $62,325) (Note 5) ...........                               93,360
  Securities sold subject to repurchase
    (Note 6) .............................                            7,431,045
  Payables:
    Capital stock redeemed ...............                                7,962
    Dividends declared ...................                               23,784
    Accrued expenses .....................                               99,265
    Variation margin .....................                               26,481
                                                                    -----------
        Total liabilities ................                            7,744,897
                                                                    -----------

NET ASSETS consisting of:
  Accumulated  net realized loss .........      $(18,337,748)
  Unrealized  appreciation of securities .         3,463,362
  Unrealized depreciation of options
    written ..............................           (31,035)
  Unrealized depreciation of open future
    contracts ............................          (183,771)
  Paid-in-capital applicable to
    10,191,431 shares of beneficial
    interest .............................        30,283,421
                                                ------------
                                                                    $15,194,229
                                                                    ===========
NET ASSET VALUE PER SHARE ................                                $1.49
                                                                          =====

(Right Column)

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $455,877 of
    interest expense .....................                          $ 1,491,430

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ...............         $ 121,770
  Custodian and accounting fees ..........            47,886
  Transfer agent fees ....................            62,540
  Professional fees ......................           305,365
  Trustees' fees .........................            16,893
  Printing and postage ...................             2,393
  Interest on bank borrowing .............            32,761
  Distribution expenses ..................            40,695
  Other ..................................            60,789
  Less: Expenses waived or reimbursed
    by manager and affiliate .............          (162,388)
                                                 -----------
        Total expenses                                                  528,704
                                                                    -----------
        Net investment income ............                              962,726

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized loss on:
    Investments ..........................       (10,482,851)
    Future and options on futures ........        (3,905,275)       (14,388,126)
                                                 -----------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the year:
      Investments ........................        15,547,752
      Open option contracts written ......           (12,178)
      Open futures contracts .............           127,400         15,662,974
                                                 -----------        -----------
  Net gain on investments ................                            1,274,848
                                                                    -----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ........................                          $ 2,237,574
                                                                    ===========


(Bottom)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year Ended        Year Ended
                                                                                              December          December
                                                                                              31, 1995          31, 1994
                                                                                              --------          --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................................... $    962,726      $  3,223,702
  Net realized gain (loss) on investments .................................................  (14,388,126)        6,321,524
  Unrealized appreciation (depreciation) on investments, options and futures contracts ....   15,662,974       (21,438,948)
                                                                                            ------------      ------------
        Net increase (decrease) in net assets from operations .............................    2,237,574       (11,893,722)

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income .......................................................................     (962,726)       (3,223,702)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................................   (5,170,959)      (28,974,362)
                                                                                            ------------      ------------
        Total decrease ....................................................................   (3,896,111)      (44,091,786)

NET ASSETS
  Beginning of year .......................................................................   19,090,340        63,182,126
                                                                                            ------------      ------------
  End of year ............................................................................. $ 15,194,229      $ 19,090,340
                                                                                            ============      ============

                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF OPTIONS WRITTEN
December 31, 1995
--------------------------------------------------------------------------------

 Number of                                                                       Expiration
Contracts++                              Options Written                            Month          Value
-----------                              ---------------                         ----------       --------

    25       U.S. Treasury Bonds, Call @ $122                                   February 1996     $ 20,703
    50       U.S. Treasury Bonds, Call @ $122                                     March 1996        72,657
                                                                                                  --------
                                                                                                  $ 93,360
                                                                                                  ========

++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.



STATEMENT OF CASH FLOWS
Year Ended December 31, 1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ...............................  $ 2,237,574
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities ........................................  (30,993,645)
    Proceeds on sale of securities ...........................................   42,446,029
    Premiums received for options written ....................................    1,043,355
    Premiums paid to close options written ...................................   (2,410,864)
    Decrease in interest receivable ..........................................      372,942
    Decrease in variation margin receivable ..................................       59,294
    Decrease in accrued expenses .............................................      (63,798)
    Net accretion of discount on securities ..................................     (337,697)
    Net realized (gain) loss:
      Investments ............................................................   10,482,161
      Options written ........................................................    1,016,659
    Unrealized appreciation on securities and options written for the period .  (15,535,574)
                                                                                -----------
        Total adjustments ....................................................    6,078,862
                                                                                -----------
        Net cash provided by operating activities ............................    8,316,436
                                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments of note payable and securities sold subject to repurchase ...   (2,177,075)
  Proceeds on shares sold ....................................................    1,819,736
  Payment on shares repurchased ..............................................   (7,761,803)
  Cash dividends paid ........................................................     (237,526)
                                                                                -----------
        Net cash provided by financing activities ............................   (8,356,668)
                                                                                -----------
        Net decrease in cash .................................................      (40,232)

CASH AT BEGINNING OF YEAR ....................................................       40,232
                                                                                -----------
CASH AT END OF YEAR ..........................................................  $         0
                                                                                ===========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $779,070.
 Cash payments for interest expense totaled $488,706 for the period.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

        Principal           Interest         Maturity
         Amount               Rate             Date                     Value
         ------               ----             ----                     -----

United States Treasury Securities-43.21%
  United States Treasury Bonds
      5,500,000               9.00%          11/15/18               $ 7,497,173
      4,300,000*              0.00%          11/15/11                 2,312,411
         85,000*              0.00%          11/15/03                    54,455
                                                                    -----------
                     (Cost $8,098,571)                                9,864,039
                                                                    -----------
United States Agency Backed Securities-56.79%

  Federal Home Loan Mortgage Corporation
        843,718+              9.25%          08/15/23                   914,505
        250,454+              6.50%          12/15/23                   223,308
  FNMA-Federal National Mortgage Assoc. Collateralized Mortgage Obligations
      3,671,204+              TTIB**         03/25/23                 3,821,099
        356,450+              15.50%         03/25/23                   362,239
        490,760+              TTIB**         05/25/23                   528,882
      1,519,480+              TTIB**         11/25/23                 1,478,879
        980,392               TTIB**         11/25/23                 1,088,706
      1,000,000(beta)          8.75%         12/25/23                 1,112,230
        465,436+              12.50%         08/25/23                   470,700
        953,000                9.00%         02/25/24                   957,470

  Department of Navy, FNMA Guaranteed
        100,000+               0.00%         04/01/09                    43,189

  REFCO-Resolution Funding Corporation
        600,000                0.00%         07/15/10                   248,994
                                                                    -----------
                     (Cost $10,120,746)                              11,250,201
                                                                    -----------

  FICO-Financing Corporation (U.S. Government Agency) Zero Coupon Securities
        100,000*                             11/02/12                    34,024
        100,000*                             05/02/14                    30,580
        125,000                              05/02/15                    35,565
        200,000+                             11/02/18                    44,613
        148,000*                             05/11/12                    52,068
         99,000*                             11/11/13                    31,321
        119,000*                             11/11/14                    35,042
        320,000+                             11/11/17                    76,269
        281,000*                             05/30/14                    85,455
        261,000*                             11/30/15                    71,232
        164,000*                             11/30/16                    41,666
        167,000*                             08/08/17                    40,477
        100,000*                             08/03/18                    22,669
        182,000*                             06/06/15                    51,431
        109,000+                             12/06/17                    25,848
        137,000*                             08/03/15                    38,267

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1995
--------------------------------------------------------------------------------

        Principal           Interest         Maturity
         Amount               Rate             Date                     Value
         ------               ----             ----                     -----

FICO-Financing Corporation (U.S. Government Agency) Zero Coupon Securities
  (continued)

        208,000                              02/03/16               $    56,114
        138,000*                             02/03/11                    53,055
        250,000                              10/06/14                    74,140
        205,000+*                            04/06/17                    50,811
        259,000*                             10/05/15                    71,453
        100,000+                             10/05/17                    23,991
        217,000+                             04/05/18                    50,272
        375,000*                             04/05/19                    81,349
         74,000                              04/05/15                    21,171
        100,000                              10/05/16                    25,692
        240,000*                             10/06/17                    60,300
        135,000                              04/06/04                    83,230
        444,000+                             08/08/16                   115,387
        100,000+                             02/08/17                    25,050
        200,000*                             04/06/17                    49,572
        129,000                              10/06/17                    30,943
        108,000+                             11/30/17                    25,644
        100,000+                             02/03/12                    35,855
        118,000*                             08/03/16                    30,698
        144,000                              08/03/18                    32,643
                                                                    -----------
                     (Cost $1,145,458)                              $ 1,713,897
                                                                    -----------
                       Total investments (Cost $19,364,775++)       $22,828,137
                                                                    ===========

    ** Two-Tiered Index Floating Rate Bonds (TTIB) are instruments whose interest rate is fixed over various ranges of the interest rate on another security or the value of an index, but variable within certain ranges of the same security or index.
     + Collateral or partial collateral for securities sold subject to repurchase (Note 6)
     * Segregated, in whole or part, as initial margin for futures contracts (Note 5)
    ++ Cost is the same for Federal income tax purposes
(beta) Security valued in good faith under procedures approved by the Fund's Board of Trustees.

                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The Fund seeks to provide high current income with minimum risk of principal and relative stability of net asset value.

        Valuation of Securities-Investments are stated at value based on prices provided by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Securities not priced in this manner are valued at the mean between the most recently quoted bid and ask prices provided by dealers. Securities for which quotations are not readily available are valued in good faith under methods approved by the Board of Trustees.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

        Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. It is the Fund's policy that its custodian take possession of the underlying collateral securities the value of which exceeds the purchase price including accrued interest earned on the underlying security. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and original issue discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1995
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions With Affiliates

    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In compensation for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager is required to reimburse the Series for its expenses (excluding interest, taxes, brokerage fees and extraordinary expenses) to the extent that such expenses, including the management fees, exceed the limits on investment company expenses prescribed in any state in which the Series' shares are qualified for sale. The manager voluntarily waived fees and reimbursed expenses of $121,770 for the year ended December 31, 1995.

    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1995 is set forth in the statement of operations. FSC has waived fees in the amount of $40,618.

    The Fund compensates Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provides under a Transfer Agent and Service Agreement. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1995 is set forth in the Statement of Operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. 4. Shares of Beneficial Interest

    As of December 31, 1995 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $30,283,421. Transactions in shares of beneficial interest were as follows:

                                                      Year Ended                        Year Ended
                                                  December 31, 1995                  December 31, 1994
                                            -----------------------------     -------------------------------
                                              Shares             Amount          Shares             Amount
                                              ------             ------          ------             ------
Shares sold                                  1,300,415         $1,819,736       7,503,044         $13,099,717
Shares issued on reinvestment of
  dividends                                    554,101            779,070       1,398,152           2,335,836
Shares redeemed                             (5,559,992)        (7,769,765)    (26,452,420)        (44,409,915)
                                            ----------        -----------     -----------        ------------
Net decrease                                (3,705,476)       $(5,170,959)    (17,551,224)       $(28,974,362)
                                            ==========        ===========     ===========        ============

5. Complex Services, Off Balance Sheet Risks and Investment Transactions

   Collaterialized Mortgage Obligations and Multi-Class Pass-Through Securities:

    The Fund invests in collateralized mortgage obligations ("CMOs") which are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. The Fund may invest in CMOs and multi-class pass-through securities issued by agencies or instrumentalities of the U.S. Government.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1995
--------------------------------------------------------------------------------

    Two-Tiered Index Floating Rate Bonds (TTIB):

    The Fund invests in variable rate securities commonly called "TTIBs" which are collateralized mortgage obligations. The interest rate on these securities are fixed over various ranges of the interest rate on another security or the value of an index, but variable within certain ranges of the same security or index. Changes in interest rate on the other security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Futures Contracts and Options on Futures Contracts:

    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its bond portfolio, and to enhance its total return. The Fund's principal investment objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1995, the Fund had daily average notional amounts outstanding of approximately $6,687,000 and $10,787,000 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1995.

                             Principal               Expiration       Unrealized
               Type           Amount       Position    Month             Gain
               ----           ------       --------    -----             -----
U.S. Treasury Bond ....... $6,500,000       Short    March 1996        $183,771

    Portfolio securities with an aggregate value of approximately $3,250,000 have been segregated as collateral for this contract as of December 31, 1995.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1995:

                             Number of      Premiums                  Realized
                             Contracts      Received     Cost           Loss
                             ---------      --------     ----           ----
Contracts outstanding
  December 31, 1994 .......        375     $ 413,175
Options written ...........      1,230     1,043,354
Contracts closed or expired     (1,530)   (1,394,204) $2,410,863    $(1,016,659)
                                ------    ----------
Contracts outstanding
  December 31, 1995 .......         75     $  62,325
                                 =====     =========

    Other Investment Transactions

    For the year ended December 31, 1995, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $28,242,059 and $39,141,080, respectively.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1995
--------------------------------------------------------------------------------

    As of December 31, 1995, net unrealized appreciation of portfolio securities amounted to $3,463,362 comprised entirely of unrealized appreciation. As of December 31, 1995, the Fund has available for federal income tax purposes an unused capital loss carryover of approximately $15,000,000 which expires in 2002.

6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series  enters into  reverse  repurchase  agreements  collateralized  by portfolio securities equal in value to the repurchase price. Portfolio securities with an aggregate value of approximately $8,290,000 have been segregated as collateral for securities sold subject to repurchase as of December 31, 1995.

7. Selected Financial Information

                                                                             Year          Year       February 18,
                                                              Year Ended     Ended         Ended        1992 to
                                                             December 31,  December 31,  December 31,  December 31,
Per share operating performance                                 1995          1994          1993          1992
(for a share outstanding throughout the period)                ------        ------        ------        -------
Net asset value, beginning of period .......................   $ 1.37        $ 2.01        $ 2.02        $ 2.00
                                                               ------        ------        ------         ------
Income from investment operations
Net investment income ......................................     0.08          0.14          0.16          0.15
Net realized and unrealized gain/(loss) on investments .....     0.12         (0.64)            -           0.02
                                                               ------        ------        ------         ------
        Total from investment operations ...................     0.20         (0.50)         0.16           0.17
                                                               ------        ------        ------         ------
Less distributions
Dividends from net investment income .......................    (0.08)        (0.14)        (0.16)         (0.15)
Dividends from net realized gains ..........................        -             -         (0.01)             -
                                                               ------        ------        ------         ------
Net asset value, end of period .............................   $ 1.49        $ 1.37        $ 2.01         $ 2.02
                                                               ======        ======        ======         ======
Total return ...............................................    15.43%       (25.57%)        8.14%         10.76%**

Ratios/supplemental data:
Net assets, end of period (000 omitted) ....................   15,194        19,090        63,182         40,500

Ratios to average net aset (annualized):
  Interest expense .........................................     0.20%         0.12%         0.05%          0.09%
  Operating expenses .......................................     3.05%         2.16%         1.39%          0.96%
                                                               ------        ------        ------         ------
        Total expenses .....................................     3.25%+        2.28%         1.44%+         1.05%+
                                                               ======        ======        ======         ======
  Net investment income ....................................     5.91%         8.94%         7.85%          8.50%
Portfolio turnover rate ....................................   114.36%        60.66%        90.59%        115.39%

Borrowings
Amount outstanding at end of period (000 omitted) ..........    7,481         9,674        31,072         19,666
Average amount of debt outstanding during the period
  (000 omitted) ............................................    7,790        16,592        28,756         13,779
Average number of shares outstanding during the period
  (000 omitted) ............................................   11,571        21,436        28,922         12,683
Average amount of debt per share during the period .........      .67           .77           .99           1.09

 *Commencement of operations.
**Annualized.
 +These  ratios  are  after  expense  reimbursement  of 1.0% for the year  ended
  December 31, 1995, .13% for the year ended December 31, 1993, and 1.05% for the period of February 18, 1992 to December 31, 1992.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1995
--------------------------------------------------------------------------------

8. Contingencies

    The Fund has been named as a defendant in two related class action lawsuits alleging that the Fund invested in certain derivitive financial instruments that were inconsistent with the Fund's stated investment objectives. The suits claim that the defendants, which include the Fund's investment adviser, distributor, and certain control persons, are liable for damages because there existed material misstatements or omissions in the prospectuses that rendered them misleading.

    Management has entered into negotiations with the plaintiffs who have consented to a series of adjournments of all operative dates in the litigation. These negotiations have resulted in a settlement in principle with the plaintiffs that, if consummated, would require a payment of approximately $500,000 or more under certain future circumstances by the Fund's investment adviser and no liability or cost to the Fund or its shareholders. The contemplated stipulation of settlement expressly states that the settlement does not constitute an admission of wrongdoing by the Fund or any of the other defendants. The settlement remains subject to final documentation and agreement by the parties and approval by the Court. If the settlement is not successfully concluded, the Fund intends to contest the litigation vigorously. If this litigation ever goes forward, it would involve significant complexities that preclude a present determination of whether any liability to the Fund ultimately would result and, if so, whether any such liability would be material to the financial position of the Fund. Accordingly, and because the contemplated settlement does not require any payment by the Fund, no amount has been accrued in the financial statements with respect to this matter.

    In addition,  Management  is  cooperating  in a formal  investigation  being conducted by the Securities and Exchange Commission concerning the Fund, the Fund's adviser and affiliated entities. Among other things, the investigation concerns the sufficiency of disclosures set forth in the Fund's prior advertising and prospectus, the consistency of the Fund's practices with those disclosures, and the Fund's investment in inverse floating rate notes between 1993 and 1995. Currently, the Fund has no inverse floating rate notes in its portfolio.

                        INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Fundamental U.S. Government Strategic Income Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1995 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for the three years then ended and the period from February 18, 1992 (date of inception) to December 31, 1992. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund of Fundamental Fixed-lncome Fund as of December 31, 1995, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                            S I G N A T U R E

New York, New York
February 13, 1996

Left Col.



           FUNDAMENTAL
         U.S. GOVERNMENT
       STRATEGIC INCOME FUND
        90 Washington Street
      New York, New York 10006
          1-800-322-6864


      Independent Auditors
     McGladrey & Pullen, LLP
      New York, NY 10017



           Attorney
     Kramer, Levin, Naftalis,
     Nessen, Kamin & Frankel
       919 Third Avenue
      New York, NY 10022




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




Right Col.



           Annual Report
         December 31, 1995




       FUNDAMENTAL
       U.S. GOVERNMENT
       STRATEGIC INCOME FUND



         FUNDAMENTAL

Left Col.

FUNDAMENTAL  FIXED-INCOME  FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS
  Investment in securities at value
    (cost $84,920,453) ........................................     $84,920,453
  Cash ........................................................         511,739
  Receivables:
    Interest ..................................................         333,558
    Capital shares sold .......................................       5,852,289
                                                                    -----------
        Total assets ..........................................      91,618,039
                                                                    -----------

LIABILITIES
  Payables:
    Capital shares redeemed ...................................      80,211,207
    Dividends .................................................           1,822
  Accrued expenses ............................................         154,463
                                                                    -----------
        Total liabilities .....................................      80,367,492
                                                                    -----------

NET ASSETS equivalent to $1.00 per share on
  11,259,435 shares of beneficial interest
  outstanding (Note 4) ........................................     $11,250,547
                                                                    ===========


Right Col.l


STATEMENT OF OPERATIONS
Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ...............................                    $1,678,952

EXPENSES (Notes 2 and 3)
  Investment advisory fees ......................     $222,162
  Custodian and accounting fees .................       77,931
  Transfer agent fees ...........................       41,525
  Trustees' fees ................................       33,034
  Professional fees .............................       40,721
  Distribution fees .............................      222,162
  Interest ......................................        3,610
  Postage and printing ..........................        1,860
  Registration ..................................        8,740
  Other .........................................       26,575
                                                      --------
                                                       678,320
  Less: Expenses offset (Note 6) ................      (77,931)
                                                      --------
        Total expenses ..........................                       600,389
                                                                     ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS ......................................                    $1,078,563
                                                                     ==========



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the Year     For the Year
                                                                 Ended            Ended
                                                              December 31,     December 31,
                                                                 1995               1994
                                                              -----------       ----------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...................................   $ 1,078,563        $ 870,365
  Net realized gain on investments ........................             -              401
                                                              -----------       ----------
        Net increase in net assets from operations ........     1,078,563          870,766
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income .......................................    (1,078,563)        (870,365)
CAPITAL SHARE TRANSACTIONS (Note 4) .......................     2,246,999        3,173,383
                                                              -----------       ----------
        Total increase ....................................     2,246,999        3,173,784
NET ASSETS:
  Beginning of year .......................................     9,003,548        5,829,764
                                                              -----------       ----------
  End of year .............................................   $11,250,547       $9,003,548
                                                              ===========       ==========



                       See Notes to Financial Statements.


FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Principal
 Amount                                    Issue0                                                               Value
 ------                                    -----                                                                -----

$5,000,000        Ascension Parish, LA, PCR, BASF, Wyandotte Corp, LOC Bank of Tokyo,
                    VRDN*, 5.90%, 1/02/96 ................................................................  $ 5,000,000
 5,200,000        Burke County, GA, Development Authorily PCR, Georgia Power Co, Daily
                    VRDN*, 6.00%, 1/02/96 ................................................................    5,200,000
    87,000        Clermont County, OH, HFR, Mercy Health Care Project, MBIA Insured, VRDN*,
                    5.10%, 1/05/96 .......................................................................       87,000
 6,400,000        Columbia, AL, IDR, PCR, Alabama Power Company Project, VRDN*, 6.00%,
                    1/02/96 ..............................................................................    6,400,000
    80,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Wells Fargo
                    Bank, 3.90%, 1/01/96 .................................................................       80,000
   200,000        Delaware County, PA, SWDF, Scott Paper Project, LOC Fuji Bank, VRDN*,
                    5.50%, 1/05/96 .......................................................................      200,000
   250,000        Detroit City, Ml, School District, State School Aid Notes, 4.50%, 5/01/96 ..............      250,522
   300,000        District of Columbia, General Fund Recovery, LOC Westdeutsche Landesbank, Daily VRDN*,
                    6.00%, 1/02/96 .......................................................................      300,000
 4,500,000        East Baton Rouge Parish, LA, PCR, Exxon Corp, VRDN*, 6.00%, 1/02/96 ....................    4,500,000
   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 5.20%, 1/05/96 ..................      200,000
   135,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.25%, 1/01/96 .......................................................................      135,000
 3,700,000        Gulf Coast, TX, IDA, Marine Terminal RB, Amoco Oil Project, AMT, VRDN*,
                    6.15%, 1/05/96 .......................................................................    3,700,000
 5,000,000        Harris County, TX, Health Facilities Development Corp., The Methodist Hospital,
                    Morgan Guaranty Liquidity, Daily VRDN*, 6.00%, 1/1/96 ................................    5,000,000
   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Weekly
                    Northern Trust Liqudity VRDN*, 5.10%, 1/05/96 ........................................      300,000
  1,600,000        Illinois HFAR, Elmhurst Memorial Hospital, RB, Sanwa Bank Liqudity, VRDN*,
                    6.50%, 1/02/96 .......................................................................    1,600,000
   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank, VRDN*, 5.10%,
                    1/05/96 ..............................................................................      300,000
 2,000,000        Illinois HFAR, Northwest Community Hospital, RB, Sanwa Bank Liquidity,
                    VRDN*, 6.50%, 1/02/96 ................................................................    2,000,000
   200,000        Illinois HFAR, West Suburban Hospital Medical Center, LOC First Chicago Bank,
                    VRDN*, 5.10%, 1/05/96 ................................................................      200,000
 1,600,000        Irvine Ranch Water District, CA, Consolidated, Series 93, LOC Bank of America,
                    VRDN* 6.00%, 1/02/96 .................................................................    1,600,000
 1,800,000        Irvine Ranch Water District, Orange County Consolidated, RB, LOC Bank America,
                    Daily VDRN*, 6.00%, 1/02/96 ..........................................................    1,800,000
 7,600,000        Los Angeles Regional Airports Improvement Corp, LOC Societe Generale,
                    VRDN*, 6.00%, 1/02/96 ................................................................    7,600,000



FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Principal
 Amount                                    Issue0                                                               Value
 ------                                    -----                                                                -----

$4,200,000        Louisiana Recovery District, Sales Tax Bond, MBIA Insured, SPA Swiss Bank
                    Corp, Daily VDRN*, 6.00%, 1/02/96 ....................................................   $4,200,000
    90,000        Maryland Department of Housing & Community Development, Single Family
                    Program, Putable Semiannually, 3.90%, 4/01/96 ........................................       90,000
 4,000,000        Massachusetts State Updates, LOC National Westminster Bank, Daily VRDN*,
                    5.90%, 1/02/96 .......................................................................    4,000,000
   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    5.00%, 1/05/96 .......................................................................      200,000
   300,000        Missouri, PCR, Monsanto Project, VRDN*, 5.00%, 1/05/96 .................................      300,000
   200,000        Missouri, Third Street Building Project, VRDN*, 5.35%, 1/05/96 .........................      200,000
   300,000        Montgomery, AL, Baptist Medical Cntr, Special Care Facilities Financing Auth,
                    AMBAC Insured, SPA First Chicago, VRDN*, 5.00%, 1/2/96 ...............................      300,000
   200,000        Nebraska Higher Education Loan Program, MBIA Insured, VRDN*, SPA SLMA,
                    4.90%, 1/02/96 .......................................................................      200,000
 6,000,000        New York City, NY, GO, LOC Chemical Bank, VRDN*, 5.95%, 1/02/96 ........................    6,000,000
 8,300,000        New York City, NY, GO, LOC Fuji Bank, VRDN*, 6.25%, 1/02/96 ............................    8,300,000
 1,600,000        New York City, NY, GO, LOC Sumitori Bank, VRDN*, 6.00%, 1/02/96 ........................    1,600,000
 5,200,000        New York City, NY, Municipal Water Financial Authority, FGIC Insured, VRDN*,
                    5.90%, 1/02/96 .......................................................................    5,200,000
   300,000        New York State, Job Development Authority, Fuji Bank Liquidity, VRDN*,
                    6.25%, 1/02/96 .......................................................................      300,000
 1,200,000        Peninsula, VA Port Authority, Shell Oil Company, VRDN*, 5.90%, 1/02/961,200,000
   300,000        Philadelphia, PA, TRANS, 4.50%, 6/27/96 ................................................      300,845
   200,000        Purdue University, IN, Student Fee Bonds, Series K, VRDN*, 5.10%, 1/05/96 ..............      200,000
   300,000        San Francisco City & County Unified School District, TRANS, 4.50%, 7/25/96 .............      300,972
   125,000        Scioto County, OH, HFR, VHA Central Capital Project, AMBAC Insured, VRDN*,
                    5.00%, 1/05/96 .......................................................................      125,000
   250,000        Texas State, TRANS, 4.75%, 8/30/96 .....................................................      251,114
 5,000,000        Unita County, WY, PCR, Chevron Project, VRDN*, 5.90%, 1/02/96 ..........................    5,000,000
   200,000        Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo Bank, VRDN*,
                    5.50%, 1/05/96 .......................................................................      200,000
                                                                                                            -----------
                  Total Investments (Cost $84,920,453**) .................................................  $84,920,453
                                                                                                            ===========

 *Variable Rate Demand Notes (VRDN) are instruments whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.
**Cost is the same for Federal income tax purposes.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1995
-------------------------------------------------------------------------------

Legend

0Issue     AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           HFA      Housing Finance Authority
           HFAR     Health Facilities Authority Revenue
           HFDC     Health Facilities Development Corporation
           HFR      Hospital Facilities Revenue
           IDR      Industrial Development Revenue
           LOC      Letter of Credit
           MBIA     Municipal Bond Insurance Assurance Corporation
           PCR      Pollution Control Revenue
           RB       Revenue Bond
           SLMA     Student Loan Marketing Association
           SPA      Stand By Bond Purchase Agreement
           SWDF     Solid Waste Disposal Facility
           TAN      Tax Anticipation Note





                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS)
December 31, 1995
-------------------------------------------------------------------------------


1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund. Each series is considered a separate entity for financial reporting and tax purposes. The Fund seeks to provide as high a level of current income exempt from federal income taxes as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last Wednesday of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS)
December 31, 1995
-------------------------------------------------------------------------------


the Fund's Board of Trustees. In compensation for the services provided by the Manager the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by
 .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager is required to reimburse the Series on a monthly basis for its expenses (exclusive of interest, taxes, brokerage fees and expenses paid pursuant to the Plan of Distribution, and extraordinary expenses) to the extent that such expenses, including the management fee, exceed the limits on investment company expenses prescribed in any state in which the Series' shares are qualified for sale. No expense reimbursement was required for the year ended December 31, 1995.

    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Fees to FSC amounted to $199,493 for the year ended December 31, 1995.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1995 are set forth in the Statement of Operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1995 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $11,259,435. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                    1995              1994
                                              --------------     --------------
Shares sold ................................. $3,142,235,917     $3,016,643,058
Shares issued on reinvestment of dividends ..      1,075,300            841,613
Shares redeemed ............................. (3,141,064,218)    (3,014,311,288)
                                              --------------     --------------
    Net increase ............................ $    2,246,999     $    3,173,383
                                              ==============     ==============

5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS)
December 31, 1995
-------------------------------------------------------------------------------

6. Expense Offset Arrangement

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to $77,931 for the year ended December 31, 1995.

7. Selected Financial Information

                                                                       Years Ended December 31,

                                                              1995      1994        1993       1992        1991
                                                             ------     ------     ------      -----      -----

PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $ 1.00     $1.00       $1.00      $1.00      $1.00
                                                             ------     -----       -----      -----      -----
Income from investment operations:
Net investment income .....................................   0.026      0.017      0.014       .028       .047
                                                             ------     ------     ------      -----      -----
Less Distributions:
Dividends from net investment income ......................  (0.026)    (0.017)    (0.014)     (.028)     (.047)
                                                             ------     ------     ------      -----      -----
Net Asset Value, End of Year ..............................  $ 1.00      $1.00      $1.00      $1.00      $1.00
                                                             ======      =====      =====      =====      =====
Total Return ..............................................   2.60%      1.69%      1.62%      2.79%      4.86%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  11,251      9,004      5,830     32,488      8,310

Ratios to Average Net Assets
    Expenses** ............................................   1.53%++    0.91%+      .95%+      .42%+      .05%+
    Net investment income .................................   2.43%      1.55%      1.25%      2.76%      4.74%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $   -      $  451      $ 290      $  20      $  58
Average amount of bank loans outstanding during the year
  (000 omitted) ...........................................  $   41     $   53      $ 111      $  69      $ 124*
Average number of shares outstanding during the year
  (000 omitted) ...........................................  44,432     56,267     25,786      7,980      6,984*
Average amount of debt per share during the year .......... $  .001    $  .001     $ .004     $ .009     $ .018


 *Based on month end average loans or shares.
**The expense ratio for the year ended December 31, 1995 is based on total expenses, before expense reimbursements and expense offsets. Ratios for periods prior to this date are net of expense reimbursements.
 +These ratios are after expense reimbursements of .44%, .67%, 1.66%, and 1.57%, for each of the years ended December 31, 1994, 1993, 1992 and 1991, respectively. + +This ratio would have been 1.35%, net of expense offsets of .18%.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-!ncome Fund as of December 31, 1995, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                         S I G N A T U R E

New York, New York
February 13, 1996

Left Col.



    FUNDAMENTAL FIXED-INCOME FUND
        90 Washington Street
      New York, New York 10006
          1-800-322-6864


      Independent Auditors
     McGladrey & Pullen, LLP
      New York, NY 10017



           Attorney
     Kramer, Levin, Naftalis,
     Nessen, Kamin & Frankel
       919 Third Avenue
      New York, NY 10022




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




Right Col.



           Annual Report
         December 31, 1995




            FUNDAMENTAL
         FIXED-INCOME FUND


              Tax-Free
         Money Market Series




             FUNDAMENTAL

Dear Fellow Shareholder:

         Financial assets scored remarkable gains in 1995. For example, the Dow Jones Industrial Average ended the year above 5000, for a gain of about 33%. The Treasury bellweather thirty-year "long" bond finished 1995 with a yield less than 6%, and the Bond Buyer index of forty actively traded municipal bonds increased by 15%.

         A plethora of favorable developments were behind these gains. The economic fundamentals of modest growth and low inflation not only remained intact, but actually began to be thought of as an enduring phenomenon. And rhetoric flowing from the White House and Congress seemed to indicate that genuine progress could be made toward erasing the federal budget deficit. Finally, the Federal Reserve began to reverse its tightfisted policy of 1994 by modestly reducing short-term interest rates, for the first time in July, and then again in December. In this environment saving and investment seemed to become fashionable again, as wage earners poured record sums into IRA and 401(k) retirement plans.

         Importantly, unlike 1993 when the Federal Reserve actively lowered interest rates to stimulate business activity, the Fed pursued a different strategy in 1995. Indeed, throughout the year the Central Bank was being accused of being too stringent rather than too lenient. The upshot was that market interest rates fell faster than the Federal Reserve's own rate cuts, such that the spread between short- and long-term interest rates narrowed dramatically throughout the year.

         This is important for 1996 in two respects. First, the narrowness of the interest rate spread discourages speculation and leverage. Second, since the spread itself is a reflection of a stringent monetary policy, it is highly unlikely that either economic activity or inflation will get off the ground. Indeed, while the economy may well skirt a recession in 1996, the downside risks to the economy seem greater than the upside potential.

         Thus, the credit easing that began in 1995 is likely to continue in 1996, in our view, and as a result interest rates are likely to continue to trend down while bond prices trend up. Unlike 1995, though, we would expect short-term interest rates to begin falling somewhat faster than long-term rates in 1996.

         The municipal bond market began 1995 on a strong note as it benefitted from the positive fundamentals of slow growth and low inflation, as well as from a reduction in the issuance of state and local bonds that began in 1994. By late spring, however, municipals began to underperform Treasuries as discussions about a reform of the tax system, and specifically a flat tax, received attention.

         In a pure flat tax system all incomes would be taxed at the same rate, and in its most extreme form all deductions would be eliminated, including those for real estate taxes, mortgage interest, municipal bond interest, and state and local income taxes.

         The flat tax is a long way from being enacted, and even if it ever is enacted, it will be significantly amended. In our view it is unlikely to ever be enacted, and indeed, the Clinton Administration has already come out squarely against it. Nevertheless, the mere mention of eliminating the interest deduction on municipal bonds hurt the market such that by autumn, yields on municipal bonds were about comparable to the yield on Treasury bonds, instead of being lower, as is normal.

         In our view this anomaly is presenting municipal bond investors with a unique opportunity. As this tax hysteria subsides, munis will once again sell at a premium relative to Treasuries, meaning that municipal bond prices will rise to Treasuries. And in the worst case, munis will yield on a par with Treasuries, which is practically the case currently.

         Investors in Fundamental's High-Yield Municipal Bond Fund were handsomely rewarded in 1995. Net Asset Value rose from $5.92 per share at the end of 1994 to $7.07 at the end of 1995 for a hefty 25.7% total return. As a result, the High-Yield Municipal Bond Fund was the year's highest ranking High-Yield Municipal Bond Fund.

         The High-Yield Municipal Bond Fund is particularly sensitive to fluctuations in short-term interest rates, so as the Federal
Reserve began to ease credit around mid-year, the Fund was positively affected. Moreover, because we were generally constructive on the interest rate outlook for 1995, the Fund's portfolio maintained a long duration. If in fact the Federal
Reserve continues gradually lowering short-term interest rates in 1996, the High-Yield Municipal Bond Fund will further benefit.

         Nonetheless, returns such as those generated in 1995 should not be expected to recur. Interest rates will probably not fall as sharply in 1996 as they did in 1995. However, as discussions about the flat tax are clarified, or more likely terminated, municipal bonds will outperform Treasuries, and this will be positive for the High-Yield Municipal Bond Fund.

         Of course, interest rates and bond prices will always fluctuate, so investors are urged to undertake an investment program over time rather than in one lump sum. Meanwhile, we thank you for your continued trust, and we look forward to continuing to serve you in the future.

Sincerely,





Dr. Vincent J. Malanga

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1995


             ASSETS

Investment in securities at value (Note 5)
    (cost $1,879,365)                                                $1,828,053
Interest receivable                                                      31,848
Receivable for shares sold                                               16,000
                                                                     ----------

                  Total assets                                       $1,875,901
                                                                     ----------

   LIABILITIES

Bank overdraft payable                                               $  378,766
Payable for shares redeemed                                              26,658
Dividend payable                                                          1,162
Accrued expenses                                                         11,880
                                                                     ----------

                  Total liabilities                                  $  418,466
                                                                     ----------

Net assets consisting of:
    Accumulated net realized loss                                    $ (198,899)
    Unrealized depreciation of securities                               (51,312)
    Paid-in-capital applicable to 206,234
        shares of beneficial interest                                 1,707,646
                                                                     ----------

                                                                     $1,457,435
                                                                     ==========

Net asset value per share                                            $     7.07
                                                                     ==========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995


Investment income:
    Interest income                                                   $  91,471

Expenses (Notes 2, 3 and 6):
    Investment advisory fees                             $  9,569
    Custodian and accounting fees                          28,192
    Transfer agent fees                                     6,011
    Trustee fees                                              707
    Distribution fees                                       5,981
    Professional fees                                      40,715
    Printing and postage                                    6,170
    Other                                                   6,904
                                                         --------
                                                          104,249

    Less expenses waived or reimbursed by
        the manager and affiliate                         (74,369)
                                                         --------

                  Total expenses                                         29,880
                                                                      ---------
                  Net investment income                                  61,591

Realized and unrealized gain (loss)
    on investments:
    Net realized loss on investments                      (39,968)
    Change in unrealized appreciation of
        investments for the year                          253,452
                                                         --------

                  Net gain on investments                               213,484
                                                                      ---------

                  Net increase in net assets
                    from operations                                   $ 275,075
                                                                      =========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1995 and 1994


                                                         1995           1994
                                                      ----------     ----------
Increase (decrease) in net assets from:
    Operations:
        Net investment income                         $   61,591     $   68,184
        Net realized loss on investments                 (39,968)       (54,302)
        Unrealized appreciation (depreciation)
         of investments for the year                     253,452       (161,607)
                                                      ----------     ----------

                  Net increase (decrease) in net
                    assets from operations               275,075       (147,725)

    Dividends paid to shareholders from net
        investment income                                (61,591)       (68,184)
    Capital share transactions (Note 4)                  264,793        108,138
                                                      ----------     ----------

                  Total increase (decrease)              478,277       (107,771)

Net assets:
    Beginning of year                                    979,158      1,086,929
                                                      ----------     ----------

    End of year                                       $1,457,435     $  979,158
                                                      ==========     ==========


See Notes to Financial Statements.

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                            STATEMENT OF INVESTMENTS
                                December 31, 1995


Par Value              Security Description                             Value
---------              --------------------                             -----

$ 40,000    Allegheny County, PA, IDA, AFR, USAir Inc.,
            8.875%, 3/1/21                                           $   42,118
  50,000    Angels, CA, Improvement Bond Act of 1915,
            Greenhorn Creek Association, 7.300%, 9/2/21                  52,371
  75,000    Apple Valley, MN, IDR, K-Mart Corporation
            Project, 6.000%, 4/1/01                                      66,822
  35,000++  Babylon, NY, IDA, RFR, Babylon Recycling
            Center, 8.875%, 3/1/11                                       17,549
  40,000    Brookhaven, NY, IDA, CFR, Dowling College,
            6.750%, 3/1/23                                               42,060
  75,000    California Alternative Energy & Advanced
            Transmission Finance Authority, SRI
            International Project, 8.000%, 12/1/20                       72,562
  60,000    California Health Facilities Authority,
            Valley Presbyterian Hospital Project, RB,
            Series A, 9.000%, 5/1/12                                     60,076
  35,000    Cass County, MO, IDA, 7.375%, 10/1/22                        37,483
 250,000    Colorado Health Facilities Authority, RHR,
            Liberty Heights Project, ETM, CAB, 7/15/24                   38,955
  50,000    Decatur, GA, Downtown Development Authority,
            IDR, Decatur Hotel Project, AMT, 8.750%, 11/1/16             50,880
 500,000    Foothill/Eastern TCA, Toll Road Revenue, CAB,
            1/1/26                                                       74,410
  50,000    Illinois Development Financial Authority, Solid
            Waste Disposal, RB, Ford Heights Waste Tire
            Project, 7.875%, 4/1/11                                      50,410
  45,000    Illinois Health Facilities Authority, Midwest,
            Physician Group Ltd. Project, RB, 8.125%, 11/15/19           48,361
  35,000    Indianapolis, IN, RB, Robin Run Village Project,
            7.625%, 10/1/22                                              38,576
  50,000    Joplin, MO, IDA, Hospital Facilities Revenue,
            Tri State Osteopathic, 8.250%, 12/15/14                      53,013
  50,000    Los Angeles, CA, Regional Airport, Continental
            Airlines, AMT, 9.250%, 8/1/24                                56,951
  35,000    Maine Finance Authority, Solid Waste RFR, Bowater
            Inc. Project, 7.750%, 10/1/22                                38,723
  35,000    Montgomery County, PA, HEHA, Hospital Revenue,
            Series A, 8.375%, 11/1/11                                    37,037
  95,000    Montgomery County, TX, Health Facilities Development
            Corp., The Woodlands Medical Center, 8.850%, 8/15/14        104,448
  25,000'   New York, NY, GO, IFRN, 10/1/03                              40,827
 100,000+   Niagara Falls, NY, URA, Old Falls Street Improvement
            Project, 11.00%, 5/1/99                                      49,336
  50,000    Northeast, TX, Hospital Authority Revenue, Northeast
            Medical Center, 7.250%, 7/1/22                               52,910
  30,000    Philadelphia, PA, HEHA, Graduate Health Systems
            Project, 7.250%, 7/1/18                                      32,556
  75,000    San Bernardino, CA, San Bernardino Community Hospital,
            RB, 7.875%, 12/1/19                                          75,000

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                            STATEMENT OF INVESTMENTS
                                December 31, 1995


Par Value              Security Description                             Value
---------              --------------------                             -----

$100,000'   San Bernardino, CA, COP, IFRN, 7/1/16                    $  104,168
  40,000    San Joaquin Hills, CA, TCA, Toll Road Revenue,
            7.000%, 1/1/30                                               42,609
  60,000'   San Jose, CA, Redevelopment Agency, Tax Allocation
            Bonds, IFRN, MBIA Insured, 8/1/16                            55,216
 250,000    Savannah, GA, Economic Development Authority
            Revenue, ETM, CAB, 12/1/21                                   45,977
  50,000    Schuylkill County, PA, IDA Resource Recovery,
            Schuylkill Energy Res. Inc., AMT, 6.500%, 1/1/10             51,937
  50,000    Tomball, TX, Hospital Authority Revenue,
            Refunding, 6.125%, 7/1/23                                    49,280
  20,000++  Tri-State Health Care Corp., PA, First Humanics
            Corp., Henry Clay Project, 13.75%, 12/1/14                    4,019
  15,000+   Troy,NY, IDA, Hudson River Project, 11.00%,
            12/1/14                                                      11,250
  75,000++  Villages at Castle Rock, CO, Metropolitan
            District #4, 8.500%, 6/1/31                                  19,501
 100,000    Wayne MI, AFR, Northwest Airlines Inc. 6.750%,
            12/1/15                                                     103,134
  50,000    Wisconsin Health & Educational Facilities
            Authority, National Agency of New Berlin Project,
            RB, 8.000%, 8/15/25                                          49,489
  75,000    York County, VA, IDA, K-Mart Corp. Project, RB,
            5.750%, 12/1/09                                              58,039
                                                                     ----------
            Total investments (cost $1,879,365")                     $1,828,053
                                                                     ==========

"     Cost is approximately the same for income tax purposes.
' Inverse Floating Rate Notes (IFRN) are instruments whose rates bear an inverse relationship to the interest rate on another security or the value of an index.
+ The value of this non-income producing security has been estimated in good faith under methods determined by the Fund's Board of Trustees (Note 5).
++    Non-income producing security (Note 5).
*     Description:
         AFR          Airport Facilities Revenue
         AMT          Subject to Alternative Minimum Tax
         CAB          Capital Appreciation Bond
         COP          Certificate of Participation
         CFR          Civic Facility Revenue
         ETM          Escrowed to Maturity
         GO           General Obligation
         HEHA         High Education and Health Authority
         IDA          Industrial Development Authority
         IDR          Industrial Development Revenue
         MBIA         Municipal Bond Insurance Assurance Corporation
         RFR          Recycling Facility Revenue
         RHR          Retirement Housing Revenue
         RB           Revenue Bond
         TCA          Transportation Corridor Agency
         URA          Urban Renewal Agency
         IFRN         Inverse Floating Rate Note

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                          NOTES TO FINANCIAL STATEMENTS


Note 1.  Significant Accounting Policies

                Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund (the Series). Each series is considered a separate entity for financial reporting and tax purposes.
                The Series seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than do higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

                Valuation of securities:

                    Investments are stated at value based on prices provided by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Securities not priced in this manner are valued in good faith by the Board of Trustees.

                Federal income taxes:

                    It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

                Distributions:

                    The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

                          NOTES TO FINANCIAL STATEMENTS


                General:

                    Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

                Accounting estimates:

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2.         Investment Advisory Fees and Other Transactions With
                    Affiliates

                The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Funds' Board of Trustees. In compensation for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by.02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager is required to reimburse the Series on a monthly basis for its expenses (exclusive of interest, taxes, brokerage fees and expenses paid pursuant to the Plan of Distribution, and extraordinary expenses) to the extent that such expenses, including the management fee, exceed the limits on investment company expenses prescribed in any state in which the Series' shares are qualified for sale. The Manager voluntarily waived fees and reimbursed expenses of $57,191 for the year ended December 31, 1995.

                The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees and reimbursed certain expenses in the amount of $11,167 for the year ended
                December 31, 1995.

                The Fund compensates Fundamental Shareholder Services, Inc.
                (FSSI), an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. FSSI has waived all fees in the amount of $6,011 for the year ended December 31, 1995.


Note 3.         Trustees' Fees

                All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average.

Note 4.         Shares of Beneficial Interest

                As of December 31, 1995, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $1,707,646. Transactions in shares of beneficial interest were as follows:


                                         Year Ended             Year Ended
                                      December 31, 1995      December 31, 1994
                                      -----------------      -----------------
                                      Shares      Amount     Shares     Amount
                                      ------      ------     ------     ------

                  Shares sold         137,251    $921,557    82,599    $534,554
                  Shares issued on
                    reinvestment of
                    dividends           8,305      54,195     7,829      50,715
                  Shares redeemed    (104,760)   (710,959)  (74,527)   (477,131)
                                      -------    --------    ------    --------
                  Net increase         40,796    $264,793    15,901    $108,138
                                      =======    ========    ======    ========

Note 5.         Complex Securities and Investment Transactions

                Inverse floating rate notes (IFRN):

                    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in the interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond.

                Investments transactions:

                    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $101,655 at December 31, 1995 (5.42% of total assets). As indicated in the Statement of Investments the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $11,250 at December 31, 1995 has been estimated in good faith under methods determined by the Board of Trustees.

                    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on
                    May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The ability of this bond issue to make future payments is dependent on the ability of the underlying projects making certain rental payments. There is uncertainty as to the timing of events and the subsequent ability of this bond issue to make service debt payments. The value of this bond was $49,336. The bond is valued at 49.3% of face value at December 31, 1995 under methods determined by the Board of Trustees.

                    During the year ended December 31, 1995, the cost of purchases and proceeds from sales of investment securities, other that short-term obligations, were $1,158,619 and $536,639, respectively. Accumulated undistributed net realized loss as of December 31, 1995 was $198,899. This capital loss carry forward may be used to offset future capital gains for tax purposes, and expires in varying amounts between December 31, 1998 and December 31, 2004.

                    As of December 31, 1995, net unrealized depreciation of portfolio securities amounted to $51,312 composed of unrealized appreciation of $105,513 and unrealized depreciation of $156,825.

                          NOTES TO FINANCIAL STATEMENTS

Note 6.  Selected Financial Information

         Per share operating performance (for a share outstanding throughout the year):

                                                              Years Ended December 31,
                                                 -------------------------------------------------
                                                  1995       1994       1993       1992       1991
                                                 ------     ------     ------     ------     ------
        Net asset value,
           beginning of year                     $ 5.92     $ 7.27     $ 7.30     $ 7.29     $ 7.02
                                                 ------     ------     ------     ------     ------

         Income from investment
           operations:
           Net investment income                 $  .34     $  .43     $  .39     $  .43     $  .42
           Net realized and
             unrealized gains
             (losses) on
             investments                           1.15      (1.35)      (.03)       .01        .27
                                                 ------     ------     ------     ------     ------

           Total from investment
             operations                            1.49      (0.92)      0.36       0.44       0.69
                                                 ------     ------     ------     ------     ------

           Less distributions:
             Dividends from net
               investment income                   (.34)      (.43)      (.39)      (.43)      (.42)
                                                 ------     ------     ------     ------     ------

           Net asset value,
             end of year                         $ 7.07     $ 5.92     $ 7.27     $ 7.30     $ 7.29
                                                 ======     ======     ======     ======     ======
           Total return                          25.70%   (12.92)%      5.11%      6.26%     10.14%

           Ratios/supplemental data:
             Net assets, end of
               year (000's)                       1,457        979      1,087      1,050      1,176
             Ratios to average net
               assets:
               Expenses*                          8.72%      2.50%      2.50%      2.87%      2.63%
               Net investment income*             3.85%      6.70%      5.40%      5.89%      5.93%
             Portfolio turnover rate             43.51%     75.31%     84.89%    100.21%     15.78%
           Bank loans:
             Amount outstanding at
               end of year (000
               omitted)                          $  379     $   -      $   -      $   20     $  103
             Average amount of
               bank loans
               outstanding during
               the year (000 omitted)                61         -          -          57         29
             Average number of
               shares outstanding
               during the year
               (000 omitted)                        183        156        145        144        188
             Average amount of debt
               per share during the
               year                                $.33     $   -      $   -      $ 0.40      $0.15


* These ratios are after expense reimbursements of 3.8%, 6.20%, 5.76%, 4.83%, and .11% for each of the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

                          Independent Auditor's Report


To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years then ended. These financial statements and selected financial
information are the responsibility of the Fund's management.   Our
responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1995, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


New York, New York
February 13, 1996

Left Col.



    FUNDAMENTAL FIXED-INCOME FUND
        90 Washington Street
      New York, New York 10006
          1-800-322-6864


      Independent Auditors
     McGladrey & Pullen, LLP
      New York, NY 10017



           Attorney
     Kramer, Levin, Naftalis,
     Nessen, Kamin & Frankel
       919 Third Avenue
      New York, NY 10022




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




Right Col.



           Annual Report
         December 31, 1995




            FUNDAMENTAL
         FIXED-INCOME FUND


            High Yield
       Municipal Bond Series




             FUNDAMENTAL